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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 8, 2004


                             CENTRAL BANCORP, INC.
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               (Exact Name Of Registrant As Specified In Charter)


      Massachusetts                 0-25251                04-3447594
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(State Or Other Jurisdiction     (Commission             (IRS Employer
    Of Incorporation)            File Number)           Identification No.)



              399 Highland Avenue, Somerville, Massachusetts 02144
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               (Address Of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 Not Applicable
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          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 14 Central Bancorp, Inc. Code of Ethics for Directors, Officers and Employees


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
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     On April 8, 2004,  the Board of Directors  of Central  Bancorp,  Inc.  (the
"Registrant") approved an amendment to the Registrant's Code of Ethics to include, in addition to the Registrant's senior executive and financial officers, all officers, directors and employees not previously covered under the original Code of Ethics. A copy of the Central Bancorp, Inc. Code of Ethics for Directors, Officers and Employees is attached hereto as Exhibit 14.










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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CENTRAL BANCORP, INC.



Date:  April 13, 2004                   By: /s/ Michael K. Devlin
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                                            Michael K. Devlin
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer